Exhibit 10.31

INDUSTRIAL SPACE LEASE

THIS LEASE (“Lease”) is executed on the dates set forth herein, but effective as of May 1, 2006 by and between New Enterprise Stone & Lime Co., Inc., a Delaware corporation of 3912 Brumbaugh Road, P. O. Box 77, New Enterprise, PA 16664-0077 (“Landlord”) and Adlee Precast, Inc., a Pennsylvania corporation of 3346 Olivet Road, Saltsburg, PA 15681 (“Tenant”) who hereby mutually covenant and agree as follows, intending to be legally bound:

1.             Lease.  Landlord, for and in consideration of the rents herein reserved and of the covenants and agreement herein contained on the part of Tenant to be performed, and in further consideration of the Exclusive Supply Agreement of even date herewith (the “Supply Agreement”), leases to Tenant, and Tenant hereby lets from Landlord, inside industrial space consisting of approximately 10,000 square feet of area, in the building commonly known as the Prestressed Concrete Plant (the “Building”) located on the grounds of Landlord’s Roaring Spring Quarry in Taylor Township, Blair County, Pennsylvania (the “Quarry”), such inside industrial space depicted with cross-hatching on Exhibit A-1 attached hereto, together with approximately 5 acres of outside storage space above the Quarry located at a mutually agreed upon location, the initial location of such outside storage space depicted with cross-hatching on Exhibit A-2 attached hereto (the inside industrial space and outside storage space referred to collectively herein as the “Leased Premises”).

2.             Term.  The term of this Lease shall commence on May 1, 2006 (hereinafter sometimes referred to as “Commencement Date”) and shall end on April 30, 2008, unless sooner terminated as herein set forth.  The term shall automatically renew for successive one-year periods unless either party gives the other party written notice of nonrenewal at least 60 days prior to the expiration of the then-current term.  Either party will have the right, but not the obligation, to terminate this Lease upon not less than 90 days advance written notice if at any time if that certain supply letter agreement of even date herewith between the parties, as amended from time to time, terminates in accordance with its terms.

3.             Basic Lease Provisions

3.1.          Purpose:        Manufacture of pre-cast medial barriers and T-Wall and other pre cast products as approved from time to time by Landlord, and for no other purpose.

3.2.          Annual Base Rent:     $2,400.00

3.3.          Base Rent Monthly Installments:     $200.00

3.4.          Security Deposit:     None

3.5.          Tenant’s Address:     See Preamble

3.6.          Landlord’s Address See Preamble

3.7.          Broker(s):      None

3.8.          Guarantor(s): None

4.             Possession.  Except as otherwise expressly provided herein (or by written instrument signed by Landlord), Landlord shall deliver possession of the Leased Premises to Tenant on or before the Commencement Date in their “as-is” condition as of the execution and delivery of this Lease, reasonable wear and tear excepted.  If Landlord gives possession prior to the Commencement Date, such occupancy shall be subject to all the terms and conditions of this Lease (except that, as long as Tenant is not conducting business therein, Tenant shall not be required to pay Annual Base Rent for the period prior to the Commencement Date).  If Landlord shall be unable to deliver possession of the Leased Premises on the Commencement Date because a prior tenant has failed to deliver up possession of the Leased Premises or for any other cause beyond the control of Landlord, Landlord shall not be subject to any liability for the failure to give possession on the Commencement Date, nor shall the validity of this Lease or the obligations of Tenant, hereunder be in any way affected.  Under such circumstances, unless the delay is the fault of Tenant, Rent shall not commence until the later of the date possession of the Leased Premises is given or the Commencement Date.

5.             Purpose.  The Leased Premises shall be used and occupied only for the Purpose set forth in above, except that no such use shall (a) violate any certificate of occupancy or law, ordinance or other governmental regulation, or any covenants, conditions or restrictions of record, in effect from time to time affecting the Leased Premises or the use thereof, (b) cause injury to the improvements, (c) cause the value or usefulness of the Leased Premises or any part thereof to diminish, (d) constitute a public or private nuisance or waste, (e) authorize Tenant to use, treat, store or dispose of hazardous or toxic materials on the Leased Premises, or (f) render the insurance on the Leased Premises void or the insurance risk more hazardous.

6.             Prohibition of Use.  If the use of the Leased Premises should at anytime during the Lease term be prohibited by law or ordinance or other governmental regulation, or be prevented by injunction, this Lease shall not be thereby terminated, nor shall Tenant be entitled by reason thereof to surrender the Leased Premises or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereto be otherwise affected.

7.             Annual Base Rent.  Beginning with the Commencement Date, Tenant shall pay Annual Base Rent as set forth above, payable monthly in advance in installments as set forth above, plus additional rent and other charges payable hereunder (collectively “Rent”).  Rent shall be paid to or upon the order of Landlord at the Landlord’s Address set forth above.  Landlord shall have the right to change the payee or the payment address by giving written notice thereof to Tenant.  If Tenant occupies the Leased Premises for the purpose of conducting business therein prior to the Commencement Date, Tenant shall pay Rent on a pro rata basis from the date of occupancy to the Commencement Date.  All payments by Tenant shall be made without deduction, set off, discount or abatement in lawful money of the United States.

8.             Interest on Late Payments.  Each and every installment of Rent that shall not be paid when due shall bear interest at the highest rate then payable by Tenant in the state in which the Leased Premises are located or, in the absence of such a maximum rate, at a rate per annum equal to two percent (2%) in excess of the announced base rate of interest of M&T Bank, or its successor bank (the “Interest Rate”) in effect on the due date of such payment, from the date when the same is payable under the terms of this Lease until the same shall be paid.

9.             Impositions.  Tenant shall not obligated to pay any taxes or assessments, general or special, or other governmental impositions (“Impositions”).

10.           Allocation of Risks.  The parties desire, to the extent permitted by law, to allocate certain risks of personal injury, bodily injury or property damage, and risks of loss of real or personal property by reason of fire, explosion or other casualty, and to provide for the responsibility for insuring those risks.  It is the intent of the parties that, to the extent any event is insured for or required herein to be insured for, any loss, costs, damage or expense arising from such event, including, without limitation, the expense of defense against claims or suits, be paid out of insurance, without regard to the fault of Tenant, its shareholders, directors, officers, employees or agents (“Tenant Protected Parties”) and without regard to the fault of Landlord, its shareholders, directors, officers, employees or agents (“Landlord Protected Parties”).  As between Landlord Protected Parties and Tenant Protected Parties, such risks are allocated as follows:

10.1.        Tenant shall bear the risk of bodily injury, personal injury or death, or damage to the property of third persons, occasioned by events occurring on or about the Leased Premises, regardless of the party at fault.  Such risks shall be insured as provided below.

10.2.        Tenant shall bear the risk of damage to the improvements on the Leased Premises and to Tenant’s contents, trade fixtures, machinery, equipment, furniture and furnishings in the Leased Premises arising out of loss by the events against which Tenant is required to be insured as provided below.

Notwithstanding the foregoing, provided Tenant does not default in its obligation to carry insurance hereunder, if and to the extent that any loss occasions by any event of the type described herein exceeds the coverage or the amount of insurance required to be carried by Tenant hereunder, or such greater coverage or amount of insurance as is actually carried by Tenant, or results from an event not required to be insured against or not actually insured against, the party at fault shall pay the amount not actually covered.

11.           Tenant’s Insurance.  Tenant shall procure and maintain policies of insurance, at its own cost and expense insuring:

11.1.        The Landlord’s Protected Parties (as “named insureds”) and Landlord’s mortgage, if any, of which Tenant is given written notice, and Tenant Protected Parties, from all claims, demands or actions made by or on behalf of any person or persons, firm or corporation and arising from, related to or connected with the Leased Premises, for bodily injury to or personal injury to or death of any person, or more than one (1) person, or for damage to property in an amount of not less than [$3,000,000.00] combined single limit per occurrence/aggregate.  Such insurance shall be written on an “occurrence” basis and not on a “claims made” basis.  If at any time during the term of this Lease, Tenant owns or rents more than one location, the policy shall contain an endorsement to the effect that the aggregate limit in the policy shall apply separately to each location owned or rented by Tenant.  Landlord shall have the right, exercisable by giving written notice thereof to Tenant, to require Tenant to increase such limit if, in Landlord’s reasonable judgment, the amount thereof is insufficient to protect the Landlord Protected Parties and

Tenant Protected Parties from judgments that might result from such claims, demands or actions.

11.2.        Reserved.

11.3.        Flood or earthquake insurance whenever, in the reasonable judgment of Landlord, such protection is necessary and it is available at commercially reasonable cost.

11.4.        All contents and Tenant’s trade fixtures, machinery, equipment, furniture and furnishings in the Leased Premises to the extent of at least ninety percent (90%) of their replacement cost under Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Form (“all risk” coverage).  Such insurance shall contain an endorsement waiving the insurer’s right of subrogation against any Landlord Protected Party, provided that such waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (except that Landlord shall have the right, within thirty (30) days following written notice, to pay such increased costs, thereby keeping such waiver in full force and effect).

11.5.        Tenant Protected Parties from all worker’s compensation claims.

All of the aforesaid insurance shall be in responsible companies.  The insurance and the form, substance and amount (where not stated above) shall be satisfactory from time to time to Landlord and any mortgage of Landlord, and shall unconditionally provide that it is not subject to cancellation or non-renewal except after at least thirty (30) days prior written notice to Landlord and any mortgage of Landlord.  Originals of Tenant’s insurance policies (or certificates thereof satisfactory to Landlord), together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Landlord at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of such coverage.

12.           Fire Protection.  Tenant shall conform with all applicable fire codes of any governmental authority.

13.           Damage or Destruction.  In the event of material damage to, or destruction of, any improvements on the Leased Premises, or of the fixtures and equipment therein, by fire or other casualty, either party shall have the right to terminate this Lease, and any proceeds of insurance shall be paid to and be the sole property of Landlord and Tenant hereby assign to Landlord all of Tenant’s right, title and interest in and to any and all of the insurance proceeds.  Rent shall be abated ratably until the Lease is terminated.

14.           Condemnation.  If the whole or a material part of the Leased Premises shall be taken or condemned for a public or quasi-public use or purpose by a competent authority, then this Lease shall terminate upon delivery of possession to the condemning authority, and any award, compensation or damages (hereinafter sometimes call the “Award”) shall be paid to and be the sole property of Landlord whether the Award shall be made a compensation for diminution of the value of the leasehold estate or the fee of the Leased Premises or otherwise and Tenant hereby assigns to Landlord all of Tenant’s right, title and interest in and to any and all of the

Award.  Rent shall be abated ratably from the earliest of Landlord or Tenant’s receipt of notice of the condemnation until the Lease is terminated.

15.           Maintenance.  Tenant shall keep and maintain the Leased Premises in as good condition and repair as when received.  Tenant shall further keep and maintain the Leased Premises safe, secure, clean and sanitary (including without limitation, snow and ice clearance) and in full compliance with all health, safety and policy regulations in force.  Tenant shall not be obligated to make any structural or capital repairs or replacements, but in the event such may be necessary for the continued use and occupancy by Tenant of the Premise, Landlord may terminate this Lease.

16.           Alterations.  Tenant shall not make any alterations, additions and improvements (hereinafter “Alterations”) on the Leased Premises without Landlord’s prior written consent, which consent Landlord may, in its discretion, withhold.  As to any Alterations to which Landlord consents, such work shall be performed with plans and specifications therefore first approved in writing by Landlord and in accordance with all applicable laws and ordinances.  Tenant shall, prior to the commencement of such work, deliver to Landlord binding waivers of liens from all mechanics and material supplies, and copies of all required permits.  At Landlord’s option (exercised by notice in writing form Landlord to Tenant given within ten (10) days after Landlord receives Tenant’s plans and specifications), such work shall be performed by employees of or contractors employed by Landlord, at Tenant’s expense.  Tenant shall permit Landlord to monitor construction operations in connection with such work, and to restrict, as may reasonably be required, the passage of workers and materials, and the conducting of construction activity in order to avoid unreasonable disruption to Landlord or to other parties or other damage to the Leased Premises.  Upon completion of any such work by or on behalf of Tenant, Tenant shall provide Landlord with such documents as Landlord may require (including, without limitation, sworn contractors’ statements and supporting lien waivers) evidencing payment in full for such work, as “as built” working drawings.  In the event Tenant performs any work not in compliance with the provisions of this paragraph, Tenant shall, upon written notice from Landlord, immediately remove such work and restore the Leased Premises to their condition immediately prior to the performance thereof.  If Tenant fails so to remove such work and restore the Leased Premises as aforesaid, Landlord may, at its option, and in addition to all other rights or remedies of Landlord under this Lease, at law or in equity, enter the Leased Premises and perform such obligation of tenant and Tenant shall reimburse Landlord for the cost to the Landlord thereof, immediately upon being billed therefore by Landlord.  Such entry by Landlord shall not be deemed an eviction or disturbance of Tenant’s use or possession of the Leased Premises nor render Landlord liable in any manner to Tenant.

17.           Assignment and Subletting.  Tenant shall not, without Landlord’s prior written consent, which consent Landlord may, in its discretion, withhold (i) assign, convey or mortgage this Lease or any interest under it’ (ii) sublet the Leased Premises or any part thereof; (iii) amend a sublease previously consented to by Landlord; (iv) permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant; (v) assign this Lease to any corporation resulting from a merger or consolidation of the Tenant; or (vi) allow or permit any transfer of this Lease, or any interest hereunder, by operation of law, or mortgage, pledge, encumber or permit a lien on this Lease or any interest herein.  If Tenant proposes to assign the Lease or enter into any sublease of the Leased Premises, Tenant shall deliver written notice thereof to Landlord, together with a copy of the proposed assignment or sublease agreement at least thirty (30) days prior to the effective date of the proposed assignment, or the commencement date of the term of the proposed sublease.  Any proposed assignment or sublease shall be expressly subject to all the terms, conditions and covenants of this Lease.  Any proposed assignment shall contain an express written assumption by assignee of all of Tenant’s obligations under this Lease.  Any proposed sublease shall (i) provide that the sublessee shall procure and maintain policies of insurance as required of Tenant hereunder, (ii) provide for a copy to Landlord of notice of default by either party, and (iii) otherwise be reasonably acceptable in form to Landlord.  In the event that Tenant proposes to assign the Lease or to enter into a sublease of all or substantially all of the Leased Premises, Landlord shall have the right, in lieu of consenting thereto, to terminate this Lease, effective as of the effective date of the proposed assignment or the commencement date of the proposed sublease, as the case may be.  In the event that Landlord exercises such right, Tenant shall surrender the Leased Premises on the effective date of the termination and this Lease shall thereupon terminate.  Landlord may, in the event of such termination, enter into a lease with any proposed assignee or subtenant for the Leased Premises.  In the event that Tenant subleases only a portion of the Leased Premises, Tenant shall pay to Landlord monthly, as additional rent hereunder, fifty percent (50%) of the amount calculated by subtracting from the rent and other charges and consideration payable form time to time by the subtenant to Tenant for the space, the amount of Rent payable by Tenant to Landlord under this Lease, allocated (based on the relative rentable square foot area of the total Leased Premises and of that portion of the Leased Premises so subleased by Tenant) to the subleased portion of the Leased Premises.  No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Tenant hereunder shall have been cured.  No permitted assignment or subletting shall relieve Tenant from Tenant’s obligation and agreements hereunder and Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.  If Tenant is a corporation, the shares of which, at the time of execution of this Lease or during the term hereof are or shall be held by fewer than one hundred (100) persons, and if at any time during the term of this Lease the persons, firms or corporation who own a majority or controlling number of its shares at the time of the execution of this Lease or following Landlord’s consent to a transfer of such shares cease to own such shares and such cessation shall not first have been approved in writing by Landlord, then such cessation shall, at the option of Landlord, be deemed a default by Tenant under this Lease.

18.           Liens and Encumbrances.  Tenant shall not do any act that shall in any way encumber the title of Landlord in and to the Leased Premises, nor shall the interest or estate of Landlord in the Leased Premises in any way be subject to any claim by way of lien or encumbrance, whether by operation of law or virtue of any express or implied contract by Tenant.  Any claim to, or lien upon, the Leased Premises arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Leased Premises.  Tenant shall not permit the Leased Premises to become subject to any mechanics’, laborers’ or materialmen’s lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Leased Premises by, or at the direction or sufferance of Tenant; provided, however, that Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord such security as may be deemed satisfactory to Landlord to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Leased Premises by reason of nonpayment thereof; provided further, that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

19.           Utilities.  The Leased Premises will be heated during the regular hours of operation of the other occupants of the Building, to a level suitable for such occupants’ business operations.  Supplemental gas-fired steam heat may be used by Tenant; provided that Landlord shall, at Tenant’s sole expense, install a gas submeter, and Tenant shall reimburse Landlord at Landlord’s cost for the gas usage.  The Tenant will be able to utilize the electric services as currently available in Tenants Leased Premises.  If additional electric service is required because the existing service is inadequate for the Tenant’s needs, then the Tenant shall pay for 1) all upgrades including and electric submeter, in accordance with Section 16 and 2) reimburse landlord for all electric used by Tenant.  The Tenant will be able to utilize water and sewer as currently available in Tenant’s Leased Premises.  The charge for water and sewer is included in Tenant’s Base Rent.

20.           Safety.  Tenant shall insure that all of Tenant’s employees conduct their work in accordance with safety guidelines that are at least as stringent as Landlords safety work practices and abide by all necessary safeguards.

21.           Indemnify.  Tenant will protect, indemnify and save harmless the Landlord Protected Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys’ fees and expenses) imposed upon or incurred by or asserted against the Landlord Protected Parties or any of them by reason of (i) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or (ii) performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof.  In case any action, suit or proceeding is brought against the Landlord Protected Parties or any of them by reason of any occurrence described in this paragraph, Tenant will, at Tenant’s expense, resist and defend such action, suit or proceedings, or cause the same to be resisted and defended.  The obligation of Tenant under this paragraph shall survive the expiration or earlier termination of this Lease.

22.           Rights Reserved to Landlord.  Without limiting any other rights reserved or available to Landlord under this Lease, at law or in equity, Landlord reserves the following rights to be exercised at Landlord’s election:

22.1.        To change the street address of the Leased Premises;

22.2.        To inspect the Leased Premises and to make repairs, additions or alterations to the Leased Premises;

22.3.        To show the Leased Premises to prospective purchasers, mortgagees, or other persons having a legitimate interest in viewing the same, and, at any time within one (1) year prior to the expiration of the lease term to persons wishing to rent the Leased Premises;

22.4.        If Tenant shall theretofore have vacated the Leased Premises (but not earlier than during the last ninety (90) days of the Lease term), to prepare the Leased Premises for new occupancy; and

22.5.        To place and maintain “For Sale” signs on the Leased Premises and on the exterior of the building on the Leased Premises.

Landlord may enter upon the Leased Premises for any and all of such purposes and may exercise any and all of the foregoing rights hereby reserved, during normal business hours unless an emergency exists, without being deemed guilty of any eviction or disturbance of Tenant’s use or possession of the Leased Premises, and without being liable in any manner to Tenant, provided that Landlord shall use reasonable efforts to minimize disruption to Tenant’s business.

23.           Quiet Enjoyment.  So long as no Event of Default of Tenant has occurred, Tenant’s quiet and peaceable enjoyment of the Leased Premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.

24.           Subordination or Superiority.  All of the rights and interests of Tenant under this Lease shall be subject and subordinate to any mortgage that encumbers the Quarry, and to any and all advances to be made thereunder, and to the interest thereon, and to all renewals, replacements and extensions thereof.  The mortgagee may elect, instead of making this Lease subject and subordinate to its mortgage, the rights and interest of Tenant under this Lease shall have priority over the lien of its mortgage.  Tenant agrees that it will, within ten (10) days after demand in writing, execute and deliver whatever instruments may be required, either to make the Lease subject and subordinate to such mortgage, or to give the Lease priority over the lien of the mortgage or trust deed, whichever alternative may be elected by the mortgagee.  If Tenant fails to execute and deliver any such instrument, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney in fact, in its name, place and stead so to do.

25.           Surrender.  Upon the expiration of the term of this Lease, or upon termination of the Lease or of Tenant’s right to possession of the Leased Premises, Tenant will at once surrender and deliver up the Leased Premises, together with all improvements thereof, to Landlord, broom swept, in as good condition and repair as when received, reasonable wear and tear excepted; conditions existing because of Tenant’s failure to perform maintenance, repairs or replacements as required herein, or because of Tenant’s particular use of the Leased Premises (even if permitted hereunder), shall not be deemed “reasonable wear and tear.” As used herein, the term “improvements” shall include, without limitation, all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment, and all Alterations (whether or not permitted hereunder).  Tenant shall deliver to Landlord all keys to all doors therein.  All Alterations, temporary or permanent, made in or upon the Leased Premises by Tenant shall become Landlord’s property and shall remain upon the Leased Premises on any such termination without compensation, allowance or credit to Tenant, provided, however, that Landlord shall have the right to require Tenant to remove any Alterations and to restore the Leased Premises to their condition prior to the making of such Alterations, repairing any damage occasioned by such removal and restoration.  Such right shall be exercised by Landlord giving written notice thereof to Tenant.  If Landlord requires removal of any Alterations and Tenant does not make such removal in accordance with this paragraph at the time of expiration of the term, or within thirty

(30) days after the termination of the Lease or of Tenant’s right to possession of the Leased Premises, whichever is earliest, Landlord may remove the same (and repair any damage occasioned thereby), and dispose thereof or, at its election, deliver the same to any other place of business of Tenant or warehouse the same.  Tenant shall pay the costs of such removal, repair, delivery and warehousing to Landlord on demand.

26.           Removal of Tenant’s Property.  Upon the termination of this Lease by lapse of time, Tenant shall remove Tenant’s articles of personal property incident to Tenant’s business (“Trade Fixtures”); provided, however, that Tenant Shall repair any injury or damage to the Leased Premises that may result from such removal, and shall restore the Leased Premises to the same condition as prior to the installation thereof.  If Tenant does not remove Tenant’s Trade Fixtures from the Leased Premises prior to the expiration or earlier termination of the Lease term, Landlord may, at its option, remove the same (and repair any damage occasioned thereby) and dispose thereof or deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal, repair, delivery and warehousing to Landlord on demand, or Landlord may treat such Trade Fixtures as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

27.           Holding Over.  Tenant shall have no right to occupy the Leased Premises or any portion thereof after the expiration of the Lease or after termination of the Lease or of Tenant’s right to possession hereunder.  In the event Tenant or any party claiming by, through or under Tenant holds over, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Leased Premises, and to recover damages.  For each and every month or partial month that Tenant or any party claiming by, through or under Tenant remains in occupancy of all or any portion of the Leases Premises after the expiration of the Lease or after termination of the Lease or Tenant’s right to possession, Tenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Rent payable by Tenant hereunder immediately prior to the expiration or other termination of the Lease or of Tenant’s right to possession.  The acceptance by Landlord of any lesser sum shall be construed as a payment on account and not in satisfaction of damages for such holding over.  If the holding over occurs at the expiration of the Lease term or by reason of a termination by mutual agreement of the parties, Landlord may, as an alternative remedy, elect that such holding over shall constitute a renewal of this Lease for one (1) year at a rental equal to 150% of the rate of Annual Base Rent payable hereunder immediately prior to the expiration of the Lease, and upon all of the other covenants and agreements contained in this Lease.

28.           Environmental Conditions.

28.1.        As used in this Lease, the phrase “Environmental Condition” shall mean: (a) any adverse condition relating to surface water, ground water, drinking water supply, land, surface or subsurface strata or the ambient air, and includes, without limitation, air, land, and water pollutants, noise, vibration, light and odors, or (b) any condition that may result in a claim of liability under the Comprehensive Environment Response Compensation and Liability Act, as amended (“CERCLA”), or the Resource Conservation and Recovery act (“RCRA”), or any claim of violation of the Clean Air Act, the Clean Water Act, the Toxic Substance Control Act (“TSCA”), or any claim of liability or of violation under any federal statute hereafter enacted dealing with the protection of the environment or with the health and safety of employees or members of the general public, or under any rule, regulation, permit or plan under any of the foregoing, or under any law, rule or regulation now or hereafter promulgated by the state in which the Leased Premises are located, or any political subdivision thereof, relating to such matters (collectively “Environmental Laws”).

28.2.        Tenant shall, at all times during the Lease term, comply with all Environmental Laws applicable to the Leases Premises and shall not, in the use and occupancy of the Leased Premises, cause or contribute to, or permit or suffer any other party to cause or contribute to any Environmental Condition on or about the Leased Premises.  Without limiting the generality of the foregoing, Tenant shall not, without the prior written consent of Landlord, receive, keep, maintain or use on or about the Leased Premises any substance as to which a filing with a local emergency planning committee, the State Emergency Response Commission or the fire department having jurisdiction over the Leased Premises is required pursuant to Section 311 and/or Section 312 of CERCLA, as amended by the Superfund Amendment and Reauthorization Act of 1986 (“SARA”) (which latter Act includes the Emergency Planning and Community Right-To-Know Act of 1986); in the event Tenant makes a filing pursuant to SARA, or maintains substances as to which a filing would be required, Tenant shall simultaneously deliver copies thereof to Landlord or notify Landlord in writing of the presence of those substances.

28.3.        Tenant will protect, indemnify and save harmless the Landlord Protected Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) of whatever kind or nature, contingent or otherwise, known or unknown, incurred or imposed, based upon any Environmental Laws or resulting from any Environmental Condition on or about the Leased Premises that is caused by Tenant during the Lease term.  In case any action, suit or proceeding is brought against any of the parties indemnified herein by reason of any occurrence described in this paragraph, Tenant will, at Tenant’s expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended.  The obligations of Tenant under this paragraph shall survive the expiration or earlier termination of this Lease.

28.4.        Landlord may conduct tests on or about the Leased Premises for the purpose of determining the presence of any Environmental Condition.  If such tests indicate the presence of an Environmental Condition on or about the Leased Premises that occurs or is contributed to during the Lease term, Tenant shall, in addition to its other obligations hereunder, reimburse Landlord for the cost of conducting such tests.  Without limiting Tenant’s liability under the environmental indemnity hereunder, in the event of any such Environmental Condition, Tenant shall promptly and at its sole cost and expense, take any and all steps necessary to remedy the same, complying with all provisions of applicable law and with this Lease, or shall, at Landlord’s election, reimburse Landlord for the cost to Landlord of remedying the same.  The reimbursement shall be paid by Tenant to Landlord in advance of Landlord’s performing such work based upon Landlord’s reasonable estimate of the cost hereof, and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall promptly after Landlord bills Tenant therefor, or Landlord shall promptly refund to Tenant any excess deposit, as the case may be.

29.           Defaults.  Tenant agrees that any one or more of the following events shall be considered Events of Default as that term is used herein:

29.1.        Tenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, petition or answer filed against Tenant asking reorganization of Tenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or set aside within sixty (60) days from the date of the entry or granting thereof; or

29.2.        Tenant shall file or admit the jurisdiction of the Court and the material allegations contained in any petition in bankruptcy or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, or Tenant shall institute any proceeding or shall give its consent to the institution of any proceedings for any relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

29.3.        Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant; or

29.4.        The Leased Premises are levied upon by any revenue officer or similar officer; or

29.5.        A decree or order appointment a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated or set aside within sixty (60) days from the date of entry or granting thereof; or

29.6.        Tenant shall abandon the Leased Premises or vacate the same during the term hereof; or

29.7.        Tenant shall default in any payment of Rent or in any other payment required to be made by Tenant hereunder when due as herein provided (all of which other payments shall be deemed “additional rent” payable hereunder), and such default continues for five (5) days after notice thereof in writing to Tenant; or

29.8.        Tenant shall fail to contest the validity of any lien or claimed lien and give security to Landlord to assure payment thereof, or, having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such default continues for ten (10) days after notice thereof in writing to Tenant; or

29.9.        Tenant shall default in keeping, observing or performing any of the other covenants or agreements herein contained to be kept, observed and performed by Tenant, and such default shall continue for thirty (30) days after notice thereof in writing to Tenant or shall exist at the expiration of the Lease term; or

29.10.      Tenant shall default in keeping, observing or performing any covenant or agreement herein contained to be kept, observed and performed by Tenant, which default may result in an imminent risk of damage to property (including without limitation the Leased Premises or the improvements thereon) or injury to or death of persons, and such default shall not be cured immediately upon notice thereof to Tenant (which notice may be oral); or

29.11.      Tenant shall default (with time to cure expired) under the Supply Agreement; or

29.12.      Tenant shall repeatedly be late in the payment of Rent or other charges required to be paid hereunder or shall repeatedly default in the keeping, observing, or performing of any other covenants or agreements herein contained to be kept, observed or performed by Tenant (provided notice of such payment or other defaults shall have been given to Tenant, but whether or not Tenant shall have timely cured any such payment or other defaults of which notice was given).

30.           Remedies.  Upon the occurrence of any one or more Events of Default, Landlord may at its election terminate this Lease or terminate Tenant’s right to possession only, without terminating the Lease.  Upon termination of the Lease, or upon any termination of Tenant’s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Leased Premises immediately and deliver possession thereof to Landlord, and hereby grants to Landlord the full and free right, without demand or notice of any kind to Tenant (except as hereinabove expressly provided for), to enter into and upon the Leased Premises in such event with or without process of law and to repossess the Leased Premises as Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or within the Leased Premises without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom and without relinquishing Landlord’s rights to Rent or any other right given to Landlord hereunder or by operation of law.  Upon termination of the Lease, Landlord shall be entitled to recover as damages all Rent and other sums due and payable by Tenant on the date of termination, plus (a) an amount equal to the value of the Rent and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the Leased Premises for the residue of the stated term (taking into account the time and expenses necessary to obtain a replacement tenant or tenants, including expenses hereinafter described relating to recovery of the Leased Premises, preparation for reletting and for reletting itself), and (b) the cost of performing any other covenants to be performed by Tenant.  If Landlord elects to terminate Tenant’s right to possession only without terminating the Lease, Landlord may, at Landlord’s option, enter into the Leased Premises, remove Tenant’s signs and other evidences of tenancy, and take and hold possession thereof as hereinafter provided, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant’s obligations to pay the Rent and other sums provided herein to be paid by Tenant for the full term or from any other of its obligations under this Lease.  Landlord may relet all or any part of the Leased Premises for such Rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Leased Premises as a part of a larger area and the right to change the character or use made of the Leased Premises).  For the purpose of such reletting, Landlord may make any repairs, changes, alterations, or additions in or to the Leased Premises that may be necessary.  If Landlord does not relet the Leased Premises, Tenant shall pay to Landlord on demand damages equal to the amount of the Rent and other sums provided herein to be paid by Tenant for the remainder of the Lease term.  If the Leased Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such repairs, changes., alterations, additions, the expenses of such reletting, and the collection of the Rent accruing therefrom (including, but not by way of limitation, attorneys’ fees and brokers’ commissions) to satisfy the Rent and other sums herein provided to be paid for the remainder of the Lease term, Tenant shall pay to Landlord on demand any deficiency, but in any event such amount shall not exceed the amount of Rent and other sums to be paid by Tenant for the remainder of the Lease term.  Landlord shall use reasonable efforts to mitigate its damages arising out of Tenant’s default; Landlord shall not be deemed to have failed to use such reasonable efforts by reason of the fact that Landlord has leased or sought to lease other vacant premises owned by Landlord (or Landlord’s beneficiary, if Landlord is a land trust) in preference to reletting the Leased Premises, or by reason of the fact that Landlord has sought to relet the Leased Premises at a rental rate higher than that payable by Tenant under the Lease (but not in excess of the then-current market rental rate).

31.           Landlord’s Right to Cure.  Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant’s failure to obtain insurance, make repairs, or satisfy lien claims); and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation, reasonable attorneys’ fees, shall be so much additional rent due on the next rent date after such payment together with interest (except in the case of the attorneys’ fees) at the highest rate then payable by Tenant in the state in which the Leased Premises are located or, in the absence of such a maximum rate, at Interest Rate in effect on the date of such advance, from the date of the advance to the date of repayment by Tenant to Landlord.

32.           Confession Of Judgment.

32.1.        FOR POSSESSION.  UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR UPON THE EXPIRATION OR TERMINATION OF THE TERM OF THIS LEASE, FOR THE PURPOSE OF OBTAINING POSSESSION OF THE LEASED PREMISES TENANT HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR TENANT AND ALL PERSONS CLAIMING UNDER OR THROUGH TENANT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST TENANT FOR POSSESSION OF THE LEASED PREMISES, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH TENANT, IN FAVOR OF LANDLORD, FOR RECOVERY BY LANDLORD OF POSSESSION THEREOF, FOR WHICH THIS AGREEMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE LEASED PREMISES, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION.  IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE TERMINATED AND THE POSSESSION OF THE LEASED PREMISES REMAINS IN OR IS RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON THE OCCURRENCE OF ANY

SUBSEQUENT EVENT OF DEFAULT TO CONFESS JUDGMENT IN ONE OR MORE FURTHER ACTIONS IN THE MANNER AND FORM SET FORTH ABOVE TO RECOVER POSSESSION OF SAID LEASED PREMISES FOR SUCH SUBSEQUENT DEFAULT.  TENANT WAIVES ALL ERRORS IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT.  NO SUCH TERMINATION OF THIS LEASE, NOR TAKING, NOR RECOVERING POSSESSION OF THE LEASED PREMISES SHALL DEPRIVE LANDLORD OF ANY REMEDIES OR ACTION AGAINST TENANT FOR FIXED BASIC RENT, ADDITIONAL RENT, OR FOR OTHER SUMS DUE HEREUNDER, OR FOR DAMAGES DUE OR TO BECOME DUE FOR THE BREACH OF ANY CONDITION OR COVENANT THEREIN CONTAINED, NOR SHALL THE UPBRINGING OF ANY SUCH ACTION FOR RENT OR OTHER SUMS DUE HEREUNDER, OR BREACH OF COVENANT OR CONDITION, NOR THE RESORT TO ANY OTHER REMEDY HEREIN PROVIDED FOR THE RECOVERY OF RENT OR OTHER SUMS DUE HEREUNDER, OR DAMAGES FOR SUCH BREACH BE CONSTRUED AS A WAIVER OF THE RIGHT TO INSIST UPON THE FORFEITURE AND TO OBTAIN POSSESSION IN THE MANNER HEREIN PROVIDED.

32.2.        FOR MONEY.  AFTER AN EVENT OF DEFAULT, TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR TENANT IN ANY SUCH COURT AT ANY TIME THEREAFTER TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND TO CONFESS AND ENTER JUDGMENT AGAINST TENANT AND IN FAVOR OF LANDLORD FOR SUCH AGGREGATE AMOUNT OF RENT AND OTHER SUMS DUE TO LANDLORD AS IS UNPAID UNDER THIS LEASE (INCLUDING ANY ACCELERATED RENT), TOGETHER WITH COSTS AND ATTORNEYS’ FEES EQUAL TO THE LESSER OF FIVE THOUSAND DOLLARS ($5,000.00) OR FIVE PERCENT (5%) OF SUCH UNPAID AMOUNTS.  TENANT HEREBY RATIFIES AND CONFIRMS ALL THAT THE ATTORNEY MAY DO BY VIRTUE HEREOF AND WAIVES AND RELEASES ALL ERRORS WHICH MAY INTERVENE IN SUCH PROCEEDINGS.  IF A COPY OF THIS LEASE SHALL BE PRODUCED IN ANY PROCEEDINGS BROUGHT UPON THE WARRANT OF ATTORNEY CONTAINED IN THIS SECTION, SUCH COPY SHALL BE CONCLUSIVE EVIDENCE OF SUCH PROTHONOTARY’S OR ATTORNEY’S AUTHORITY TO TAKE THE ACTION SPECIFIED HEREIN AND IT SHALL NOT BE NECESSARY TO PRODUCE THE ORIGINAL INSTRUMENT.  THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT AGAINST TENANT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS LEASE.

32.3.        WAIVER OF RIGHTS.  THIS PARAGRAPH SETS FORTH A WARRANT OR AUTHORITY AS ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT.  IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND (ON THE ADVICE OF THE SEPARATE COUNSEL OF

TENANT, IF TENANT HAS USED COUNSEL IN REGARD TO ENTERING INTO THIS LEASE) UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

33.           Waiver of Jury Trial; Legal Fees.  IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT (A) THEY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OF OCCUPANCY OF THE LEASED PREMISES, OR CLAIM OF INJURY OR DAMAGE, AND (B) IN ANY ACTION ARISING HEREUNDER, THE LEGAL FEES OF THE PREVAILING PARTY WILL BE PAID BY THE OTHER PARTY TO THE ACTION.

34.           Security Deposit.  Intentionally omitted.

35.           Miscellaneous.

35.1.        Remedies Cumulative.  No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and so often as occasion may arise or as may be deemed expedient.

35.2.        No Waiver.  No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or be construed to be a waiver of any such default or any acquiescence therein.  No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or as a waiver, acquiescence in, or consent to any further or succeeding breach of the same covenant.  The acceptance by Landlord of any payment of Rent after the termination by Landlord of this Lease or of Tenant’s right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant’s right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord.

35.3.        Tenant’s Statement.  Tenant shall furnish to Landlord, within ten (10) days after written request therefore from Landlord, a copy of the then-most recent audited and certified financial statement of Tenant and Guarantor, if any.  It is mutually agreed that Landlord may deliver a copy of such statements to any mortgagee or prospective mortgagee of Landlord, or any prospective purchaser of the Leased Premises, but otherwise Landlord shall treat such statements and information contained therein as confidential.

35.4.        Estoppel Certificates.  Tenant shall at any time and from time to time upon not less than ten (10) days prior written request from Landlord execute, acknowledge, and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord’s mortgagee, a written statement certifying (if true) that Tenant has accepted the Leased Premises, that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that Landlord is not in default hereunder, the date to which Rent has been paid in advance, if any, and such other accurate certifications as may reasonably be required by Landlord or Landlord’s mortgagee, agreeing to give copies to any mortgagee of Landlord of all notices by Tenant to Landlord and agreeing to afford Landlord’s mortgagee a reasonable opportunity to cure any default of Landlord.  It is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Leased Premises and their respective successors and assigns.

35.5.        Amendments Must Be in Writing.  None of the covenants, terms, or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned except by a written instrument duly signed and delivered by the other party.

35.6.        Notices.  All notices to or demands upon Landlord or Tenant desired or required to be given under any of the provisions hereof shall be in writing.  Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given when received or refused, if sent by United States registered or certified mail in an envelope properly stamped and addressed, or if sent by courier service, with receipt, to Tenant at Tenant’s Address or at such other street address as Tenant may theretofore have designed by written notice to Landlord, and any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given when received or refused, if sent by United States registered or certified mail in an envelope properly stamped and addressed, or if sent by courier service, with receipt, to Landlord at Landlord’s Address or at such other street address or to such other agent as Landlord or Landlord may theretofore have designated by written notice to Tenant, with a copy to any first mortgagee of the Leased Premises, the identity and address of which Tenant shall have received written notice.

35.7.        No Recording.  Neither this Lease nor a memorandum hereof shall be recorded.

35.8.        Time of the Essence.  Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

35.9.        Relationship of Parties.  Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture, by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

35.10.      Captions.  The captions of this Lease are for convenience only and are not to be construed as part of this Lease, and shall not be construed as defining or limiting in any way the scope and intent of the provisions hereof.

35.11.      Severability.  If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

35.12.      Law Applicable.  This Lease shall be construed and enforced in accordance with the laws of the state where the Leased Premises are located, without reference to principles of conflicts of law.

35.13.      Covenants Binding on Successors.  All of the covenants, agreements, conditions, and undertakings contained in this Lease shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party.  Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation, or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors, and assigns, any right, claim, or privilege by virtue of any covenant, agreement, condition, or undertaking in this Lease contained.

35.14.      Brokerage.  Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease.  Tenant covenants to pay, hold harmless, indemnify, and defend Landlord from and against any and all costs, expenses, or liability for any compensation, commissions, and charges claimed by any broker or agent with respect to this Lease or the negotiation thereof.

35.15.      Landlord Means Owners.  The term “Landlord” as used in this Lease, so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Leased Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfer or conveyances, the then- grantor) shall be automatically freed and relieved from, and after the date of such transfer or conveyance of, all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then-grantor at the time of such transfer in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then-grantor under any provisions of this Lease shall be paid to Tenant.

35.16.      Lender’s Requirements.  If any mortgagee or committed financier of Landlord should require, as a condition precedent to the closing of any loan or the disbursal of any money under any loan, that this Lease be amended or supplemented in any manner (other than in the description of the Leased Premises, the term, the purpose or the rent or other charges hereunder, or in any other regard as will substantially or materially affect the rights of Tenant under this Lease), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease Supplement Agreement embodying such amendments and supplements.  Tenant shall, within ten (10) days after the effective date of Landlord’s notice, either consent to such amendments and supplements (which consent shall not be unreasonably withheld) and execute the tendered Lease Supplement Agreement, or deliver to Landlord a written statement of its reason or reasons for refusing to so consent and execute.  Failure of Tenant to respond within the ten (10) day period shall be a default under this Lease without further notice.  If Landlord and Tenant are then unable to agree on a Lease Supplement Agreement satisfactory to each of them and to the lender within thirty (30) days after delivery of Tenant’s written statement, Landlord shall have the right to terminate this Lease within sixty (60) days after the end of the thirty (30) day period.

35.17.      Signs.  Tenant shall install no exterior sign without Landlord’s prior written approval of detailed plans and specifications therefore.  If Landlord has a standard form of identity sign for tenants in the industrial park of which the Leased Premises are a part, and if Tenant desires to have an identity sign on the Leased Premises, Tenant shall advise Landlord of the name it desires to have on its sign and Landlord shall install its standard sign showing such name.  Tenant shall reimburse Landlord for Landlord’s costs of producing and erecting the sign within ten (10) days after being billed therefore by Landlord.

35.18.      Force Majeure.  Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Lease on Landlord’s part to be performed if Landlord’s failure to timely perform same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, acts caused directly by Tenant or Tenant’s agents, employees and invitees, or any other cause beyond the reasonable control of Landlord.

35.19.      Landlord’s Expenses.  Tenant agrees to pay on demand Landlord’s expenses, including reasonable attorneys’ fees, expenses, and administrative hearing and court costs incurred, either directly or indirectly, in enforcing any obligation of Tenant under this Lease, in curing any default by Tenant, in connection with appearing, defending, or otherwise participating in any action or proceeding arising from the filing, imposition, contesting, discharging, or satisfaction of any lien or claim for lien, in defending or otherwise participating in any legal proceedings initiated by or on behalf of Tenant wherein Landlord is not adjudicated to be in default under this Lease, or in connection with any investigation or review of any conditions or documents in the event Tenant requests Landlord’s agreement, approval or consent to any action of Tenant that may be desired by Tenant or required of Tenant hereunder.

35.20.      Execution of Lease by Landlord.  The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Leased Premises, and this document shall become effective and binding only upon the execution and delivery hereof by Tenant and by Landlord.  All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated herein.

35.21.      Tenant’s Authorization.  If Tenant is a corporation, partnership, association, limited liability company, or any other entity, Tenant shall furnish to Landlord, within ten (10) days after written request therefore from Landlord, certified resolutions of Tenant’s directors or other governing person or body authorizing execution and delivery of this Lease and performance by Tenant of its obligations hereunder, and evidencing that the person who physically executed the Lease on behalf of Tenant was duly authorized to do so.

35.22.      Counterparts; Facsimile and Email.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of a manually executed counterpart.  Any party hereto delivering a counterpart of this Agreement by facsimile or email shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

NEW ENTERPRISE STONE & LIME CO., INC.		ADLEE PRECAST, INC.

By:		By:	/s/ Larry M. Ellenberger, Jr.
	Name: James W. Van Buren		Name: Larry M. Ellenberger, Jr.
	Title: Vice Pres. Development and COO		Title: Vice Pres.
	Date: April 11, 2006		Date: April 11, 2006

35.23.      only upon the execution and delivery hereof by Tenant and by Landlord.  All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated herein.

35.24.      Tenant’s Authorization.  If Tenant is a corporation, partnership, association, limited liability company, or any other entity, Tenant shall furnish to Landlord, within ten (10) days after written request therefore from Landlord, certified resolutions of Tenant’s directors or other governing person or body authorizing execution and delivery of this Lease and performance by Tenant of its obligations hereunder, and evidencing that the person who physically executed the Lease on behalf of Tenant was duly authorized to do so.

35.25.      Counterparts; Facsimile and Email.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of a manually executed counterpart.  Any party hereto delivering a counterpart of this Agreement by facsimile or email shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

NEW ENTERPRISE STONE & LIME CO., INC.		ADLEE PRECAST, INC.

By:	/s/ James W. Van Buren	By:
	Name: James W. Van Buren		Name: Larry M. Ellenberger, Jr.
	Title: Vice Pres. Development and COO		Title: Vice Pres.
	Date: April 11, 2006		Date: April 11, 2006

N
QUARRY STORAGE YARD
TOE SLOPE (QUARRY)
BIN ACCESS
TOE SLOPE (QUARRY)
Adlee Precast
Parking & outdoor Storage
MISC.
(AREA 6)
#6
#11
EXISTING
NEW
STORAGE
#4
COOLING
PIT (AREA 4)
Adlee Precast
#2
COOLING
BRIDGE
1 (AREA 1)
2 (AREA 2)
#2A
LUNCH
#13
STORAGE
(AREA 13)
#12A
WELDING CARPENTERS
REBAR (AREA 12)
#1
#12
2 (AREA 8)
#8A
#8
COOLING
DOUBLE TEE
#7
1 (AREA 7)
5 (AREA 9)
#10
COOLING
BRIDGE
#9
6 (AREA 10)
#9A
BATCH PLANT
HALTER CREEK
STORAGE YARD

DIAGRAM OF OPERATIONS
ROARING SPRING NEWCRETE
FEB 4, 2000